EXECUTION COPY

FOURTH AMENDMENT TO

CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”) is made and entered into as of this 22nd day of July, 2013 by and among ARC Properties Operating Partnership, L.P. (as successor to American Realty Capital Operating Partnership III, L.P.), a Delaware limited partnership (“Borrower”), TIGER ACQUISITION, LLC (as successor to American Realty Capital Trust III, Inc.), a Delaware limited liability company (“Tiger”), AMERICAN REALTY CAPITAL PROPERTIES, INC., a Maryland corporation (“ARCP”), the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the benefit of the Lenders (in such capacity, the “Administrative Agent”), as Issuing Bank and as Swingline Lender.

W I T N E S S E T H:

WHEREAS, Borrower, Tiger, ARCP, the Administrative Agent and the Lenders are parties to a certain Credit Agreement dated as of February 14, 2013 (as amended by (i) the First Amendment dated as of March 18, 2013, (ii) the Augmenting Lender and Increasing Lender Supplement and Incremental Amendment dated as of March 28, 2013 and (iii) the Third Amendment dated as of May 28, 2013, together with any other modifications and amendments, collectively, the “Credit Agreement”);

WHEREAS, Borrower has requested that the Administrative Agent and the Lenders amend certain terms and conditions of the Credit Agreement as described herein; and

WHEREAS, the Administrative Agent and the Lenders party to this Fourth Amendment have agreed to so amend certain terms and conditions of the Credit Agreement and to consent and approve the Additional Properties (as defined below) as Acceptable Properties, all on the terms and conditions set forth below in this Fourth Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Definitions. All capitalized undefined terms used in this Fourth Amendment shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby.

2.	Amendments to Credit Agreement. Effective as set forth in Section 4 below, the Credit Agreement is amended as follows:

a.	Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definition:

“Eligible Cash“ means, as of any date of determination, all balance sheet cash and Cash Equivalents of the Borrower and the Guarantors in excess of $25,000,000 (after deducting, without duplication, from such balance sheet cash (to the extent such items are included in such balance sheet cash): encumbered cash (other than cash subject to customary rights of set-off), tenant security and other restricted cash and deposits shown on the balance sheet and cash and Cash Equivalents that the Borrower and the Guarantors are unable to access within thirty (30) days and net of related tax obligations for repatriation and transaction costs and expenses related thereto); provided that in no event shall Eligible Cash exceed the aggregate outstanding principal amount of all Indebtedness of the Consolidated Group in respect of which all payments of principal (including any contingent payments of principal in respect thereof and whether at final maturity or otherwise) shall be due on or before the 12-month anniversary of such date of determination.

“Series C Convertible Preferred Stock” shall mean Parent’s Series C Convertible Preferred Stock, par value $0.01 per share.

b.	Section 1.01 of the Credit Agreement is hereby amended by restating the following definitions in their entirety and inserting them in appropriate alphabetical order:

“Adjusted Borrowing Base NOI” means, as of any date of determination for any Borrowing Base Property, (i) Borrowing Base NOI for such Borrowing Base Property for the fiscal quarter most recently ended on or prior to such date of determination, multiplied by four, less (ii) the Capital Reserve for such Borrowing Base Property.

“Borrowing Base Asset Value” means, as of any date of determination, the sum of (a) (i) the aggregate Adjusted Borrowing Base NOI from Borrowing Base Properties owned for the entire fiscal quarter most recently ended on or prior to such date of determination divided by (ii) the Capitalization Rate, plus (b) the aggregate acquisition cost of all Borrowing Base Properties owned as of the last day of the fiscal quarter most recently ended on or prior to such date of determination for a period less than such fiscal quarter; provided that (a) the aggregate Borrowing Base Asset Value from Borrowing Base Properties owned pursuant to an Acceptable Ground Lease shall not exceed twenty percent (20%) of the aggregate Borrowing Base Asset Value, and (b) the aggregate Borrowing Base Asset Value from Borrowing Base Properties which are convenience stores shall not exceed five percent (5.0%) of the aggregate Borrowing Base Asset Value.

“Borrowing Base Asset Value Ratio” means, as of any date of determination, the ratio of (a) Borrowing Base Asset Value to (b) the sum of (i) (x) the Total Outstandings plus (y) from and after the occurrence of the Permitted Bridge Credit Agreement Transaction, the Total Bridge Facility Outstandings plus (z) the aggregate unsecured Indebtedness of the Consolidated Group minus (ii) Eligible Cash as of such date of determination.

“Consolidated Interest Expense” means, for any Person for any period, the total interest expense (including that attributable to Capital Lease Obligations) of such Person for such period with respect to all outstanding Total Funded Debt (including all commissions, discounts and other fees and charges owed by such

Person with respect to letters of credit and bankers’ acceptance financing and net costs of such Person under Swap Contracts in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP). Consolidated Interest Expenses shall exclude (a) interest rate hedge termination payments or receipts, (b) loan prepayment costs, (c) upfront loan fees, (d) interest expense covered by an interest reserve established under a loan facility, (e) any interest expense under any construction loan or construction activity that under GAAP is required to be capitalized and (f) any interest expense in respect of any Indebtedness convertible into the Equity Interests of the Parent or cash or any combination of cash and Equity Interests of the Parent in excess of the cash coupon on such Indebtedness.

“Consolidated Net Income” means, for any Person for any period, the consolidated net income (or loss) of such Person for such period, determined on a consolidated basis in accordance with GAAP; provided that in calculating Consolidated Net Income of Parent for any period, there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with Parent or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Company) in which any Company has an ownership interest, except to the extent that any such income is actually received by such Company in the form of dividends or similar distributions, (c) the undistributed earnings of any Subsidiary of any Company to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or requirement of Law applicable to such Subsidiary and (d) any interest expense in respect of any Indebtedness convertible into the Equity Interests of the Parent or cash or any combination of cash and Equity Interests of the Parent in excess of the cash coupon on such Indebtedness.

“Funds From Operations” shall have the meaning promulgated by the National Association of Real Estate Investment Trusts at the time of closing (or, if approved by Borrower and Administrative Agent, as such meaning may be updated from time to time) which is the basis of Parent’s publicly filed financial statements, as adjusted by real estate acquisition costs and expenses for acquisitions that were consummated and impairment of real estate assets for the Consolidated Group, plus any interest expense in respect of any Indebtedness convertible into the Equity Interests of the Parent or cash or any combination of cash and Equity Interests of the Parent in excess of the cash coupon on such Indebtedness.

“Total Asset Value” means, as of any date of determination, the sum of (a) Consolidated Group’s pro rata share of NOI for the fiscal quarter most recently ended on or prior to such date of determination, multiplied by four, and divided by the Capitalization Rate (excluding the Consolidated Group’s pro rata share of the NOI for any Property not owned for the entire fiscal quarter most recently ended on or prior to such date of determination), (b) the acquisition price paid for any Property acquired during the fiscal quarter most recently ended on or prior to such date of determination and owned as of the last day of such fiscal quarter, (c) cash and Cash Equivalents as of the end of the fiscal quarter most recently ended on or prior to such date of determination, (d) vacant land owned as of the last day of the fiscal quarter most recently ended on or prior to such date of determination, at cost, (e) mortgage notes receivable at GAAP as of the last day of the fiscal quarter most recently ended on or prior to such date of determination, and (f) Construction In Progress owned as of the last day of the fiscal quarter most recently ended on or prior to such date of determination, at cost. Borrower’s Ownership Share of assets held by Unconsolidated Affiliates (excluding assets of the type described in the immediately preceding clause (c)) will be included in the calculation of Total Asset Value consistent with the above described treatment for wholly owned assets.

c.	Section 8.02 of the Credit Agreement is hereby amended by (i) deleting the “and” now appearing at the end of clause (l) thereof, (ii) adding “and” at the end of clause (m) thereof and (iii) inserting the following new clause (n) immediately following clause (m) thereof:

(n) Indebtedness of the Borrower owing to the Parent provided that such Indebtedness is subordinated to the Obligations in a manner satisfactory to Administrative Agent;

d.	Section 8.05 of the Credit Agreement is hereby amended by (i) deleting the “ and” now appearing at the end of clause (i) thereof, (ii) deleting the “.” now appearing at the end of clause (j) thereof and substituting the following therefor: “;” and (iii) inserting the following new clauses (k) and (l) immediately following clause (j) thereof:

(k) Parent may make, and Borrower may make dividends or distributions to Parent to allow Parent to make, any (i) mandatory redemption payments pursuant to the terms of, or any payments that may be required in connection with the conversion of, the Series C Convertible Preferred Stock and (ii) any dividends on the Series C Convertible Preferred Stock that may be required to be paid, in each case, pursuant to the terms thereof as in effect as of June 4, 2013 (or as amended in any manner that does not increase the payment obligations of the Parent in respect thereof); and

(l) Parent or Borrower may make, and Borrower may make dividends or distributions to Parent to allow Parent to make, any (i) redemption or cash settlement payments and (ii) any cash interest payments, in each case, in accordance with the terms of any series of Indebtedness convertible into Equity Interests or cash or any combination of cash and Equity Interests of the Parent and issued by Parent or Borrower and otherwise permitted hereunder. For the avoidance of doubt, the dividends and distributions under this clause (l) shall be permitted so long as no Default shall have occurred and be continuing at the time of the issuance of the relevant Indebtedness.

e.	Section 8.14(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b) Maximum Secured Recourse Indebtedness. Recourse Indebtedness of Parent and Borrower (excluding unsecured Indebtedness and any Indebtedness under this Agreement and, from and after the occurrence of the Permitted Bridge Credit Agreement Transaction, the Bridge Credit Agreement) to exceed ten percent (10%) of Total Asset Value of the Companies.

f.	Section 9.01 of the Credit Agreement is hereby amended to add the following at the end of the clause (f) thereof:

; provided that this clause (f) shall not apply to any redemption, conversion or settlement of any such Indebtedness that is convertible into Equity Interests in the Parent (and cash in lieu of fractional shares or units) and/or cash (in lieu of such Equity Interests in an amount determined by reference to the price of the common stock of the Parent at the time of such redemption, conversion or settlement) pursuant to its terms unless such redemption, conversion or settlement results from a default thereunder or an event of a type that constitutes an Event of Default

3.	Consent. The Borrower has informed the Administrative Agent and the Lenders of the acquisition by the Borrower and certain of its Subsidiaries of the Properties identified on Schedule I attached hereto (the “Additional Properties”). Subject to the satisfaction or waiver of the conditions precedent set forth in Section 4 below, solely for the purposes of calculating the financial covenants set forth in Section 8.14 of the Credit Agreement, the Administrative Agent and the Lenders party hereto acknowledge and approve that each of the Additional Properties shall be Acceptable Properties, effective as of June 27, 2013, so long as on or before July 26, 2013 (or such later date as the Administrative Agent may determine in its sole discretion) the requirements set forth in clauses (i) through (iii) of the definition of “Acceptable Properties” in the Credit Agreement shall have been satisfied with respect to each such Additional Property. Notwithstanding the foregoing, it us understood and agreed that, except as expressly set forth in the preceding sentence, no Additional Property shall be included in the calculation of the Borrowing Base under the Credit Agreement (including, without limitation, for purposes of Section 2.14(b) of the Credit Agreement), unless and until the requirements set forth in clauses (i) through (iii) of the definition of “Acceptable Properties” in the Credit Agreement shall have been satisfied with respect to such Additional Property, and the failure to satisfy such requirements with respect to the Additional Properties on or before July 26, 2013 (or such later date as the Administrative Agent may determine in its sole discretion) shall constitute an Event of Default.

4.	Conditions to Effectiveness. This Fourth Amendment shall not be effective until the Administrative Agent shall have received counterparts of this Fourth Amendment duly executed and delivered by the Borrower and the other Loan Parties, the Administrative Agent, the Issuing Bank, the Swingline Lender and the Required Lenders; provided that upon this Fourth Amendment becoming effective the provisions of Section 2 hereof shall be deemed to be effective as of June 4, 2013.

5.	Representations and Warranties. The representations and warranties of Borrower and each other Loan Party, contained in Article VI of the Credit Agreement or any other Loan Document are true and correct in all material respects (except to the extent that any such representation and warranty is qualified as to “materiality,” “Material Adverse Effect” or similar language, in which case it shall be true and correct in all respects (after giving effect to any such qualification)) on and as of the date hereof; provided, if any such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects (except to the extent that any such representation and warranty is qualified as to “materiality,” “Material Adverse Effect” or similar language, in which case it shall be true and correct in all respects (after giving effect to any such qualification)) as of such earlier date.

6.	Limited Amendment; Ratification of Loan Documents. Except as specifically amended or modified hereby, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified and affirmed in all respects. This Fourth Amendment shall not be deemed a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, except as expressly set forth herein.

7.	Governing Law. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of New York.

8.	Miscellaneous. This Fourth Amendment may be executed in any number of counterparts, which shall together constitute an entire original agreement, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Fourth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof. Any determination that any provision of this Fourth Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Fourth Amendment. The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection herewith and are not relying on any representations or warranties of the Administrative

Agent or the Lenders or their counsel in entering into this Fourth Amendment. This Fourth Amendment shall constitute a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the day and year first above written.

ARC Properties Operating Partnership, L.P., a Delaware limited partnership By: /s/ Jesse C. Galloway_________ Name: Jesse C. Galloway Title: Authorized Signatory

AMERICAN REALTY CAPITAL PROPERTIES, INC., a Maryland corporation

By/s/ Jesse C. Galloway_________

Name: Jesse C. Galloway

Title: Authorized Signatory

TIGER ACQUISITION, LLC, a Delaware limited liability company

By/s/ Jesse C. Galloway_________

Name: Jesse C. Galloway

Title: Authorized Signatory

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Fourth Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent, SwingLine
Lender, Issuing Bank and as a Lender

By: /s/ Matthew Ricketts___________________
Name: Matthew Ricketts
Title: Managing Director

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Fourth Amendment to Credit Agreement

BARCLAYS BANK PLC,

as a Lender

By: /s/ Noam Azachi______________________
Name: Noam Azachi
Title: Vice President

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Fourth Amendment to Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By: /s/ Michael W. Edwards________________
Name: Michael W. Edwards
Title: Senior Vice President

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JPMORGAN CHASE BANK, N.A.

as a Lender

By: /s/ Rita Lai_____________________
Name: Rita Lai
Title: Senior Credit Banker

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RBS CITIZENS NA,

as a Lender

By: /s/ Donald Woods__________________
Name: Donald Woods
Title: SVP

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Capital One, N.A.,

as a Lender

By: /s/ Frederick H. Denecke________________
Name: Frederick H. Denecke
Title: Vice President

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RAYMOND JAMES BANK, N.A.,

as a Lender

By: /s/ James M. Armstrong_______________
Name: James M. Armstrong
Title: Senior Vice President

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COMERICA BANK,

as a Lender

By: /s/ Charles Weddell__________________
Name: Charles Weddell
Title: Vice President

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Fourth Amendment to Credit Agreement

Each of the undersigned, as Guarantor under that certain Amended and Restated Parent Guaranty Agreement dated as of February 28, 2013, hereby consents to the foregoing Fourth Amendment to Credit Agreement and acknowledges and agrees that the Amended and Restated Parent Guaranty Agreement executed by the undersigned dated as of February 28, 2013 remains in full force and effect.

AMERICAN REALTY CAPITAL PROPERTIES, INC., a Maryland corporation

By: /s/ Jesse C. Galloway_________

Name: Jesse C. Galloway

Title: Authorized Signatory

TIGER ACQUISITION, LLC, a Delaware limited liability company

By: /s/ Jesse C. Galloway_________

Name: Jesse C. Galloway

Title: Authorized Signatory

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Fourth Amendment to Credit Agreement

Each of the undersigned, as Guarantor under that certain Subsidiary Guaranty Agreement dated as of February 14, 2013 (as amended and in effect from time to time) hereby consents to the foregoing Fourth Amendment to Credit Agreement and acknowledges and agrees that the Subsidiary Guaranty Agreement and each Pledge Agreement executed by the undersigned remains in full force and effect.

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By: /s/ Jesse C. Galloway____________

Name: Jesse C. Galloway

Title: Authorized Signatory

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By: /s/ Jesse C. Galloway____________

Name: Jesse C. Galloway

Title: Authorized Signatory

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By: /s/ Jesse C. Galloway____________

Name: Jesse C. Galloway

Title: Authorized Signatory

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By: /s/ Jesse C. Galloway____________

Name: Jesse C. Galloway

Title: Authorized Signatory

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By: /s/ Jesse C. Galloway____________

Name: Jesse C. Galloway

Title: Authorized Signatory

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By: /s/ Jesse C. Galloway____________

Name: Jesse C. Galloway

Title: Authorized Signatory

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By: /s/ Jesse C. Galloway____________

Name: Jesse C. Galloway

Title: Authorized Signatory

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By: /s/ Jesse C. Galloway____________

Name: Jesse C. Galloway

Title: Authorized Signatory

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ARC FEHBTTN001, LLC

ARC FEHZDKY001, LLC

ARC FEKKEIL001, LLC

ARC FELDNKY002, LLC

ARC FELWLAR001, LLC

ARC FEMTPPA001, LLC

ARC FEMTVIL001, LLC

ARC FEOMKWA001, LLC

ARC FERVLMN001, LLC

ARC FEWCANV001, LLC

ARC FEWVRNV001, LLC

ARC FEYMAAZ001, LLC

ARC FMARAIL001, LLC

ARC FMBSRLA001, LLC

ARC FMCARMI001, LLC

ARC FMCGOIL001, LLC

ARC FMDLSTX001, LLC

ARC FMJSNMI001, LLC

ARC FMKMLOH001, LLC

ARC FMPRUIN001, LLC

ARC FMWGNIL001, LLC

ARC FMWSWNC001, LLC

ARC GEAUBAL001, LLC

ARC GMFTWIN001, LLC

ARC GSFTWTX001, LLC

ARC GSGLOVA001, LLC

ARC GSMOBAL001, LLC

By: /s/ Jesse C. Galloway____________

Name: Jesse C. Galloway

Title: Authorized Signatory

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ARC GSSPRAZ001, LLC

ARC GSSPRMO001, LLC

ARC HBRHLNC001, LLC

ARC IMCLBOH001, LLC

ARC KFCPTCA001, LLC

ARC KGBTVAR001, LLC

ARC KGCYNWY001, LLC

ARC KGFTNCO001, LLC

ARC KGLWLAR001, LLC

ARC KGMCTIA001, LLC

ARC KGMMTCO001, LLC

ARC KGOTMIA001, LLC

ARC KGPGDAR001, LLC

ARC KGRGSAR001, LLC

ARC KGSWDAR001, LLC

ARC KGTGAND001, LLC

ARC KLABYGA001, LLC

ARC KLATLGA001, LLC

ARC KLATLGA002, LLC

ARC KLAUGGA001, LLC

ARC KLCBSGA001, LLC

ARC KLCTNTN001, LLC

ARC KLEPTGA001, LLC

ARC KLGFPMS001, LLC

ARC KLJACFL001, LLC

ARC KLJAKMS001, LLC

ARC KLJAKMS002, LLC

ARC KLKNXTN001, LLC

ARC KLMCNGA001, LLC

ARC KLMDGGA001, LLC

ARC KLMGYAL001, LLC

ARC KLORLFL001, LLC

ARC KLORLFL002, LLC

ARC KLPHCAL001, LLC

ARC KLPLCFL001, LLC

ARC KLPRLMS001, LLC

ARC KLSAGFL001, LLC

By: /s/ Jesse C. Galloway____________

Name: Jesse C. Galloway

Title: Authorized Signatory

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ARC KLSNVGA001, LLC

ARC KLTCLAL001, LLC

ARC MFBSEID001, LLC

ARC MFCBSIN001, LLC

ARC MFFNCSC001, LLC

ARC MFNDLTX001, LLC

ARC MFRLHNC001, LLC

ARC MFWSNNC001, LLC

ARC NTMRWGA001, LLC

ARC NTSTLMO001, LLC

ARC ORLMIWY001, LLC

ARC ORONAAL001, LLC

ARC PFCNLGA001, LLC

ARC PRRCRNY001, LLC

ARC PSCLSNC001, LLC

ARC PSCLTNC001, LLC

ARC PSCLTNC002, LLC

ARC PSCLTNC003, LLC

ARC PSCLTNC004, LLC

ARC PSCNRNC001, LLC

ARC PSFMLSC001, LLC

ARC PSLTNNC001, LLC

ARC PSMGYAL001, LLC

ARC PSMTSNC001, LLC

ARC PSTVLNC001, LLC

ARC RAHTNWV001, LLC

ARC RAJFVIN001, LLC

ARC RALMAOH001, LLC

ARC RALNGKY001, LLC

ARC RALVLOH001, LLC

ARC RALXNKY001, LLC

ARC RAMAROH001, LLC

ARC RAPRSKY001, LLC

ARC RASFDKY001, LLC

ARC RASVLKY001, LLC

ARC RMWFDKS002, LLC

ARC SBTPAFL001, LLC

By: /s/ Jesse C. Galloway____________

Name: Jesse C. Galloway

Title: Authorized Signatory

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ARC SEGCTVA001, LLC

ARC SEHPNVA001, LLC

ARC SEHPNVA002, LLC

ARC SESSAFL001, LLC

ARC SSPMTMA001, LLC

ARC STORROH001, LLC

ARC STORROH002, LLC

ARC STORROH003, LLC

ARC TDFMTME001, LLC

ARC TRSEAWA001, LLC

ARC TSGRYLA001, LLC

ARC TSNGNMI001, LLC

ARC TSPYMNH001, LLC

ARC WGABOPR001, LLC

ARC WGACWGA002, LLC

ARC WGANDIN001, LLC

ARC WGCDVTN001, LLC

ARC WGCGOIL001, LLC

ARC WGCGOIL002, LLC

ARC WGCLBMS001, LLC

ARC WGCTPMI001, LLC

ARC WGESYSC001, LLC

ARC WGETNOH001, LLC

ARC WGGVLSC001, LLC

ARC WGLNPMI001, LLC

ARC WGLVSNV001, LLC

ARC WGMEMTN001, LLC

ARC WGNCNSC001, LLC

ARC WGPORAZ001, LLC

ARC WGTLQOK001, LLC

ARC WGTRYMI001, LLC

ARC WGWRNMI001, LLC

ARC WMDVLVA001, LLC

ARC3 DGADYTX01, LLC

ARC3 DGBKLMO01, LLC

ARC3 DGLKCLA001, LLC

ARC3 DGNCZMS001, LLC

By: /s/ Jesse C. Galloway____________

Name: Jesse C. Galloway

Title: Authorized Signatory

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ARC3 DGNHNMO01, LLC

ARC3 DGWMRLA001, LLC

ARC3 FDHLKMS01, LLC

ARC3 FEEWCWA001, LLC

ARC3 FEKKMIN01, LLC

ARC3 FEPBGWV001, LLC

ARC3 FEQNCIL01, LLC

ARC3 GSSTUFL001, LLC

ARC3 WGSTNNY001, LLC

ARCP AAFNTMI001, LLC

ARCP AAYLNMI001, LLC

ARCP DGAFTAR01, LLC

ARCP DGAPCMO001, LLC

ARCP DGASDMO001, LLC

ARCP DGASGMO001, LLC

ARCP DGBLFMO001, LLC

ARCP DGBLVAR001, LLC

ARCP DGBRNMO001, LLC

ARCP DGCCDMO01, LLC

ARCP DGCMROK001, LLC

ARCP DGCNYKS01, LLC

ARCP DGCRLAR001, LLC

ARCP DGCTNMO001, LLC

ARCP DGCVRMO01, LLC

ARCP DGDMDMO001, LLC

ARCP DGFPNAR01, LLC

ARCP DGGFDMO01, LLC

ARCP DGGRFAR001, LLC

ARCP DGHVLMO01, LLC

ARCP DGJNBIL001, LLC

ARCP DGLSNMO001, LLC

ARCP DGNWTOK01, LLC

ARCP DGOGVMO01, LLC

ARCP DGPCYFL01, LLC

ARCP DGPMRMO001, LLC

ARCP DGSJSMO01, LLC

ARCP DGSNCMO01, LLC

By: /s/ Jesse C. Galloway____________

Name: Jesse C. Galloway

Title: Authorized Signatory

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ARCP DGSNTMO01, LLC

ARCP DGWNAMO01, LLC

ARCP DGWSGMO01, LLC

ARCP GSFRENY001, LLC

ARCP GSPLTNY01, LLC

ARCP GSWARPA001, LLC

ARCP JDDPTIA01, LLC

ARCP MBDLSTX01, LLC

ARCP TSRGCTX01, LLC

ARCP WGEPTMI001, LLC

ARCP WGMRBSC001, LLC

CRE JV Mixed Five IL 2 Branch Holdings LLC

CRE JV Mixed Five IL 3 Branch Holdings LLC

CRE JV Mixed Five IL 5 Branch Holdings LLC

CRE JV Mixed Five MI 1 Branch Holdings LLC

CRE JV Mixed Five MI 2 Branch Holdings LLC

CRE JV Mixed Five MI 3 Branch Holdings LLC

CRE JV Mixed Five MI 4 Branch Holdings LLC

CRE JV Mixed Five MI 5 Branch Holdings LLC

CRE JV Mixed Five MI 6 Branch Holdings LLC

CRE JV Mixed Five MI 7 Branch Holdings LLC

CRE JV Mixed Five NH Branch Holdings LLC

CRE JV Mixed Five OH 1 Branch Holdings LLC

CRE JV Mixed Five OH 2 Branch Holdings LLC

By: /s/ Jesse C. Galloway____________

Name: Jesse C. Galloway

Title: Authorized Signatory

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CRE JV Mixed Five OH 3 Branch Holdings LLC

CRE JV Mixed Five OH 4 Branch Holdings LLC

CRE JV Mixed Five OH 5 Branch Holdings LLC

CRE JV Mixed Five OH 6 Branch Holdings LLC

CRE JV Mixed Five OH 7 Branch Holdings LLC

CRE JV Mixed Five VT Branch Holdings LLC

ARC AABBVKY001, LLC

ARC AAMSEMI001, LLC

ARC AASNAKS001, LLC

ARC AALBYKY001, LLC

ARC AZCGOIL001, LLC

ARC CBSFDMA001, LLC

ARC CVSCDFL001, LLC

ARC DDOSCAR001, LLC

ARC FDDRTMI003, LLC

ARC FDKBYID001, LLC

ARC FDSTLMO002, LLC

ARC FMABLNC001, LLC

ARC FMAGRNC001, LLC

ARC FMABONC001, LLC

ARC FMTVLNC001, LLC

ARC HVVMNSD001, LLC

ARC KHHWLMI001, LLC

ARC KGWKEIA001, LLC

ARC QBFNTMI001, LLC

ARC TBHGHMA001, LLC

ARC TSOCTAL001, LLC

ARC VSEPKIL001, LLC

ARC WGDBNMI001, LLC

ARC WGLPSPR001, LLC

ARC WGLVSNV001, LLC

ARC WGLVNMI001, LLC

By: /s/ Jesse C. Galloway____________

Name: Jesse C. Galloway

Title: Authorized Signatory

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ARC WGPHXAZ001, LLC

ARC INCOME PROPERTIES, LLC

By: /s/ Jesse C. Galloway____________

Name: Jesse C. Galloway

Title: Authorized Signatory

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